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As filed with the Securities and Exchange Commission on September 14, 2009

Registration No. 333-161296

SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Amendment No. 2
to
FORM S-1
 REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

LIME ENERGY CO.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1700 (Primary Standard Industrial Classification Code Number)	36-4197337 (I.R.S. Employer Identification No.)

1280 Landmeier Road, Elk Grove Village, Illinois, 60007, (847) 437-1666
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Jeffrey R. Mistarz
Chief Financial Officer and Treasurer
Lime Energy Co.
1280 Landmeier Road
Elk Grove Village, Illinois, 60007
(847) 437-1666
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

Joel Weinstein Rutter Hobbs & Davidoff Incorporated 1901 Avenue of the Stars, Suite 1700 Los Angeles, CA 90067-6018 (310) 286-1700	Robert L. Verigan Sidley Austin LLP One South Dearborn Chicago, Illinois 60603 (312) 853-7000

        Approximate Date of Commencement of Proposed sale to the Public: As soon as practicable after this registration statement becomes effective.

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        Indicate by checkmark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company (as defined in Rule 12b-2 of the Exchange Act).

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

        The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 Explanatory Note

        This Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-161296) is being filed solely for the purpose of completing Item 13 of Part II, filing Exhibit 1.1 and amending Exhibit 21.1. This Amendment No. 2 does not modify any provision of the Prospectus constituting Part I of the Registration Statement or Items 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, such Prospectus and Items 14, 15, 16(b) and 17 of Part II have not been included herein.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.    Other Expenses Of Issuance And Distribution

        The following table sets forth the costs and expenses payable by the registrant in connection with the sale of the common stock being registered. All of the amounts shown are estimates except the Securities and Exchange Commission registration fee and the FINRA filing fee.

Amount
SEC registration fee	$2,143.28
FINRA filing fee	4,341.00
The NASDAQ Capital Market additional listing fee	50,000
Accounting fees and expenses	58,000
Legal fees and expenses	235,000
Printing and engraving expenses	15,000
Transfer agent and registrar fees	10,000
Miscellaneous expenses	25,000

Total	$399,484.28

Item 16.    Exhibits

Exhibit Number	Description of Exhibit
1.1*	Form of Underwriting Agreement
2.1
Stock Purchase Agreement dated June 11, 2008, by and among Lime, the stockholders of Applied Energy Management, Inc. and Stephen Glick, as Stockholder Representative (Incorporated herein by reference to Exhibit 10.4 of our Current Report on Form 8-K filed on June 11, 2008) (We will furnish supplementally a copy of any omitted schedule to the Commission upon request)
2.2
Stock Purchase Agreement dated November 18, 2008 by and among Lime and controlling stockholders of Advanced Biotherapy, Inc. (Incorporated herein by reference to Exhibit 2.1.1 of our Registration Statement on Form S-4 filed on January 23, 2009 (File No. 333-156924)) (We will furnish supplementally a copy of any omitted schedule to the Commission upon request)
3.1.1	Certificate of Incorporation (Incorporated herein by reference to Exhibit 3.01 of Lime's Amendment No. 4 to Form S-1 filed on February 14, 2007 (File No. 333-136992))
3.1.2
Certificate of Amendment to Certificate of Incorporation dated August 30, 2001 (Incorporated herein by reference to Exhibit 3.02 of Lime's Amendment No. 4 to Form S-1 filed on February 14, 2007 (File No. 333-136992))
3.1.3
Certificate of Amendment to Certificate of Incorporation dated July 31, 2002 (Incorporated herein by reference to Exhibit 3.03 of Lime's Amendment No. 4 to Form S-1 filed on February 14, 2007 (File No. 333-136992))
3.1.4
Certificate of Amendment to Certificate of Incorporation dated May 4, 2005 (Incorporated herein by reference to Exhibit 3.04 of Lime's Amendment No. 4 to Form S-1 on February 14, 2007 (File No. 333-136992))
3.1.5
Certificate of Amendment to Certificate of Incorporation dated January 23, 2007 (Incorporated herein by reference to Exhibit 3.05 of Lime's Amendment No. 4 to Form S-1 filed on February 14, 2007 (File No. 333-136992))
3.2	Amended and Restated Bylaws, as amended (Incorporated herein by reference to Exhibit 3.1 of our Current Report on Form 8-K filed June 11, 2007)
4.1
Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series A Convertible Preferred Stock of Lime dated November 14, 2008 ((Incorporated herein by reference to Exhibit 4.1 of our Current Report on Form 8-K filed November 18, 2008)
5.1**	Opinion of Rutter Hobbs & Davidoff Incorporated dated August 28, 2009 regarding legality of securities
10.1
Loan Agreement between Lime and various lenders, including Richard P. Kiphart, dated May 29, 2007 (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on May 30, 2007)
10.2	Warrant to Purchase Common Stock, issued May 29, 2007 by Lime to Richard P. Kiphart (Incorporated herein by reference to Exhibit 4.1 of our Current Report on Form 8-K filed on May 30, 2007)

Exhibit Number	Description of Exhibit
10.3	Investor Rights Agreement between Lime and various investors, including Richard P. Kiphart, dated May 29, 2007 (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on May 30, 2007)
10.3.1
Second Amendment to Investor Rights Agreement dated August 10, 2009 between Lime and various investors, including Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.7 of our Current Report on Form 8-K filed on August 12, 2009)
10.4.1
Revolving Line of Credit Note dated March 12, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on March 14, 2008)
10.4.2
Amended and Restated Revolving Line of Credit Note dated June 6, 2008 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on June 11, 2008)
10.4.3
Amended and Restated Revolving Line of Credit Note dated June 6, 2008 between Lime and Advanced Biotherapy, Inc. (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on June 11, 2008)
10.4.4
Second Amended and Restated Revolving Line of Credit Note dated August 14, 2008 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on August 19, 2008)
10.4.5
Second Amended and Restated Revolving Line of Credit Note dated August 14, 2008 between Lime and Advanced Biotherapy, Inc. (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on August 19, 2008)
10.4.6
Third Amended and Restated Revolving Line of Credit Note dated October 31, 2008 between Lime and Advanced Biotherapy, Inc. (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on October 31, 2008)
10.5.1
Note Issuance Agreement dated March 12, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on March 14, 2008)
10.5.2
Amended and Restated Note Issuance Agreement dated June 6, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on June 11, 2008)
10.6
Registration Rights Agreement dated June 11, 2008 by and among Lime and the stockholders of Applied Energy Management, Inc. (Incorporated herein by reference to Exhibit 10.5 of our Current Report on Form 8-K filed on June 11, 2008)
10.7	Letter of Credit Agreement dated July 11, 2008 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on July 15, 2008)
10.8	Equity Purchase Agreement dated July 10, 2010 between Lime and Duke Ventures, LLC (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on July 15, 2008)
10.9.1
Note Issuance Agreement dated August 14, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on August 19, 2008)

Exhibit Number	Description of Exhibit
10.9.2	Amended and Restated Note Issuance Agreement dated October 31, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on October 31, 2008)
10.10.1
Security Agreement dated August 14, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.4 of our Current Report on Form 8-K filed on August 19, 2008)
10.10.2
Amendment No. 1 to Security Agreement dated August 14, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on October 31, 2008)
10.11
Promissory Note between dated October 31, 2008 between Applied Energy Management, Inc. and Wachovia Bank, National Association in the principal amount of $2,115,775 (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on November 5, 2008)
10.12.1
Form of Tranche A Subscription Agreement for Common Stock and Warrants effective as of November 13, 2008 by and among Lime and various investors, including Lime officers and directors (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on November 18, 2008)
10.12.2
Form of Tranche B Subscription Agreement for Common Stock and Warrants effective as of November 13, 2008 by and among Lime and various investors, including Lime officers and directors (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on November 18, 2008)
10.13
Form of Warrant to Purchase Common Stock, issued November 13, 2008 by and among Lime and various investors, including Lime officers and directors (Incorporated herein by reference to Exhibit 4.2 of our Current Report on Form 8-K filed on November 18, 2008)
10.14	Stock Purchase Agreement dated November 14, 2008 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on November 18, 2008)
10.15	Organic Farm Marketing, LLC Convertible Note (Incorporated herein by reference to Exhibit 10.21 of Advanced Biotherapy, Inc.'s Current Report on Form 8-K filed on December 31, 2007) (File No. 0-26323)
10.16.1
Third Amended and Restated Mortgage, Assignment of Rents and Security Agreement dated December 13, 2005 by Lime and American Chartered Bank (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on December 15, 2005)
10.16.2
Fourth Modification to Mortgage, Assignment of Rents and Security Agreement dated December 28, 2006 by Lime and American Chartered Bank (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on December 29, 2006)
10.16.3
Fifth Modification to Mortgage, Assignment of Rents and Security Agreement dated December 17, 2007 by Lime and American Chartered Bank (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on December 18, 2007)
10.16.4
Third Amended and Restated Mortgage Note dated December 17, 2007 by Lime and American Chartered Bank (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on December 18, 2007)

Exhibit Number	Description of Exhibit
10.17.1	Commercial Lease Agreement dated December 15, 2005 by and between P.A..N.D.A. Investments and Parke Industries (Incorporated herein by reference to Exhibit 10.17.1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and filed on March 11, 2009)
10.17.2
First Amendment to Commercial Lease Agreement dated June 30, 2006 by and between M&D Investments and Parke Industries, LLC (Incorporated herein by reference to Exhibit 10.6 of our Current Report on Form 8-K filed on July 6, 2006)
10.18.1+	Employment Agreement, dated as of January 23, 2006, between Lime and David R. Asplund (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on February 22, 2006)
10.18.2+
Amendment to Employment Agreement with David R. Asplund dated January 25, 2007 (Incorporated herein by reference to Exhibit 10.18.2 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and filed on March 11, 2009)
10.18.3+
Second Amendment to Employment Agreement dated October 1, 2007 between Lime and David R. Asplund. (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on October 2, 2007)
10.18.4+	Employee Stock Option Agreement dated July 11, 2006 between Lime and David R. Asplund (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on July 17, 2006)
10.19.1+
Employment Agreement dated as of June 30, 2006 between Parke Acquisition, LLC and Daniel W. Parke (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on July 6, 2006)
10.19.2+
Amendment to Employment Agreement dated October 1, 2007 between Parke Acquisition, LLC and Daniel W. Parke (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on October 2, 2007)
10.19.3+	Employee Stock Option Agreement dated June 30, 2006 between Lime and Daniel W. Parke (Incorporated herein by reference to Exhibit 10.5 of our Current Report on Form 8-K filed on July 6, 2006)
10.19.4+	Employee Stock Option Agreement dated July 11, 2006 between Lime and Daniel W. Parke (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on July 17, 2006)
10.19.5+
Second Amendment to Employment Agreement dated July 1, 2009 between Parke Acquisition, LLC and Daniel W. Parke (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on August 7. 2009)
10.20.1+
Employment Agreement, dated as of August 15, 2006, between Electric City Corp. and Jeffrey R. Mistarz (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on August 18, 2006)
10.20.2+
Amendment to Employment Agreement dated October 1, 2007 between Lime and Jeffrey R. Mistarz. (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on October 2, 2007)
10.20.3+	Employee Option Agreement dated August 15, 2006 between Lime and Jeffrey R. Mistarz (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on August 18, 2006)

Exhibit Number	Description of Exhibit
10.20.4+	Employee Stock Option Agreement dated July 11, 2006 between Lime and Jeffrey R. Mistarz (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on July 17, 2006)
10.21
Employment Agreement, dated as of June 10, 2008, between Applied Energy Management, Inc. and John O'Rourke (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on March 9, 2009)
10.22.1+
Employment Agreement dated May 3, 2005 between Maximum Performance Group, Inc. and Leonard Pisano (Incorporated herein by reference to Exhibit 10.31 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and filed on March 21, 2006)
10.22.2+	Employee Stock Option Agreement dated July 11, 2006 between Lime and Leonard Pisano (Incorporated herein by reference to Exhibit 10.4 of our Current Report on Form 8-K filed on July 17, 2006)
10.23+	Amended and Restated Directors Stock Option Plan (Incorporated herein by reference to Exhibit 4.3 of our Quarterly Report on Form 10-Q for the period ended March 31, 2004 and filed on May 13, 2004)
10.24+	2009 Management Incentive Compensation Plan (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on August 7, 2009)
10.25	2009 Note Issuance Agreement dated August 10, 2009 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on August 12, 2009)
10.26	2009 Revolving Line of Credit Note issued August 10, 2009 by Lime to Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on August 12, 2009)
10.27	2009 Security Agreement dated August 10, 2009 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on August 12, 2009)
10.28	Warrant to Purchase Common Stock issued August 10, 2009 by Lime to Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.4 of our Current Report on Form 8-K filed on August 12, 2009)
10.29	Warrant to Purchase Common Stock issued August 10, 2009 by Lime to Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.5 of our Current Report on Form 8-K filed on August 12, 2009)
10.30
Asset Purchase Agreement dated as of August 10, 2009, between Elutions, Inc. and Maximum Performance Group, Inc. (Incorporated herein by reference to Exhibit 10.6 of our Current Report on Form 8-K filed on August 12, 2009)
21.1*	List of Subsidiaries
23.1**	Consent of BDO Seidman LLP
23.2**	Consent of BDO Seidman LLP
23.3**	Consent of Rutter Hobbs & Davidoff Incorporated (included in Exhibit 5.1)

Exhibit Number	Description of Exhibit
24.1**	Power of Attorney (included on signature page)

*
Filed herewith.

**
Previously filed.

+
Management contract or compensation plan or arrangement

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Elk Grove Village, State of Illinois, on September 14, 2009.

LIME ENERGY CO.
By:	/s/ DAVID R. ASPLUND David R. Asplund Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ DAVID R. ASPLUND David R. Asplund	Chief Executive Officer (principal executive officer)	September 14, 2009
/s/ JEFFREY R. MISTARZ Jeffrey R. Mistarz	Chief Financial Officer, Treasurer and Corporate Secretary (principal financial officer and principal accounting officer)	September 14, 2009
* Richard P. Kiphart	Chairman of the Board	September 14, 2009
* Gregory Barnum	Director	September 14, 2009
* Christopher Capps	Director	September 14, 2009
* William Carey	Director	September 14, 2009
* Joseph Desmond	Director	September 14, 2009

Signature	Title	Date

* Stephen Glick	Director	September 14, 2009
* Daniel W. Parke	Director	September 14, 2009
* David Valentine	Director	September 14, 2009

*By:	/s/ JEFFREY R. MISTARZ Jeffrey R. Mistarz, Attorney- in- Fact

 INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
1.1*	Form of Underwriting Agreement
2.1
Stock Purchase Agreement dated June 11, 2008, by and among Lime, the stockholders of Applied Energy Management, Inc. and Stephen Glick, as Stockholder Representative (Incorporated herein by reference to Exhibit 10.4 of our Current Report on Form 8-K filed on June 11, 2008) (We will furnish supplementally a copy of any omitted schedule to the Commission upon request)
2.2
Stock Purchase Agreement dated November 18, 2008 by and among Lime and controlling stockholders of Advanced Biotherapy, Inc. (Incorporated herein by reference to Exhibit 2.1.1 of our Registration Statement on Form S-4 filed on January 23, 2009 (File No. 333-156924)) (We will furnish supplementally a copy of any omitted schedule to the Commission upon request)
3.1.1	Certificate of Incorporation (Incorporated herein by reference to Exhibit 3.01 of Lime's Amendment No. 4 to Form S-1 filed on February 14, 2007 (File No. 333-136992))
3.1.2
Certificate of Amendment to Certificate of Incorporation dated August 30, 2001 (Incorporated herein by reference to Exhibit 3.02 of Lime's Amendment No. 4 to Form S-1 filed on February 14, 2007 (File No. 333-136992))
3.1.3
Certificate of Amendment to Certificate of Incorporation dated July 31, 2002 (Incorporated herein by reference to Exhibit 3.03 of Lime's Amendment No. 4 to Form S-1 filed on February 14, 2007 (File No. 333-136992))
3.1.4
Certificate of Amendment to Certificate of Incorporation dated May 4, 2005 (Incorporated herein by reference to Exhibit 3.04 of Lime's Amendment No. 4 to Form S-1 on February 14, 2007 (File No. 333-136992))
3.1.5
Certificate of Amendment to Certificate of Incorporation dated January 23, 2007 (Incorporated herein by reference to Exhibit 3.05 of Lime's Amendment No. 4 to Form S-1 filed on February 14, 2007 (File No. 333-136992))
3.2	Amended and Restated Bylaws, as amended (Incorporated herein by reference to Exhibit 3.1 of our Current Report on Form 8-K filed June 11, 2007)
4.1
Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series A Convertible Preferred Stock of Lime dated November 14, 2008 ((Incorporated herein by reference to Exhibit 4.1 of our Current Report on Form 8-K filed November 18, 2008)
5.1**	Opinion of Rutter Hobbs & Davidoff Incorporated dated August 28, 2009 regarding legality of securities
10.1
Loan Agreement between Lime and various lenders, including Richard P. Kiphart, dated May 29, 2007 (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on May 30, 2007)
10.2	Warrant to Purchase Common Stock, issued May 29, 2007 by Lime to Richard P. Kiphart (Incorporated herein by reference to Exhibit 4.1 of our Current Report on Form 8-K filed on May 30, 2007)

Exhibit Number	Description of Exhibit
10.3	Investor Rights Agreement between Lime and various investors, including Richard P. Kiphart, dated May 29, 2007 (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on May 30, 2007)
10.3.1
Second Amendment to Investor Rights Agreement dated August 10, 2009 between Lime and various investors, including Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on August 12, 2009)
10.4.1
Revolving Line of Credit Note dated March 12, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on March 14, 2008)
10.4.2
Amended and Restated Revolving Line of Credit Note dated June 6, 2008 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on June 11, 2008)
10.4.3
Amended and Restated Revolving Line of Credit Note dated June 6, 2008 between Lime and Advanced Biotherapy, Inc. (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on June 11, 2008)
10.4.4
Second Amended and Restated Revolving Line of Credit Note dated August 14, 2008 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on August 19, 2008)
10.4.5
Second Amended and Restated Revolving Line of Credit Note dated August 14, 2008 between Lime and Advanced Biotherapy, Inc. (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on August 19, 2008)
10.4.6
Third Amended and Restated Revolving Line of Credit Note dated October 31, 2008 between Lime and Advanced Biotherapy, Inc. (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on October 31, 2008)
10.5.1
Note Issuance Agreement dated March 12, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on March 14, 2008)
10.5.2
Amended and Restated Note Issuance Agreement dated June 6, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on June 11, 2008)
10.6
Registration Rights Agreement dated June 11, 2008 by and among Lime and the stockholders of Applied Energy Management, Inc. (Incorporated herein by reference to Exhibit 10.5 of our Current Report on Form 8-K filed on June 11, 2008)
10.7	Letter of Credit Agreement dated July 11, 2008 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on July 15, 2008)
10.8	Equity Purchase Agreement dated July 10, 2010 between Lime and Duke Ventures, LLC (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on July 15, 2008)
10.9.1
Note Issuance Agreement dated August 14, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on August 19, 2008)

Exhibit Number	Description of Exhibit
10.9.2	Amended and Restated Note Issuance Agreement dated October 31, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on October 31, 2008)
10.10.1
Security Agreement dated August 14, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.4 of our Current Report on Form 8-K filed on August 19, 2008)
10.10.2
Amendment No. 1 to Security Agreement dated August 14, 2008 by and among Lime and Advanced Biotherapy, Inc. and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on October 31, 2008)
10.11
Promissory Note between dated October 31, 2008 between Applied Energy Management, Inc. and Wachovia Bank, National Association in the principal amount of $2,115,775 (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on November 5, 2008)
10.12.1
Form of Tranche A Subscription Agreement for Common Stock and Warrants effective as of November 13, 2008 by and among Lime and various investors, including Lime officers and directors (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on November 18, 2008)
10.12.2
Form of Tranche B Subscription Agreement for Common Stock and Warrants effective as of November 13, 2008 by and among Lime and various investors, including Lime officers and directors (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on November 18, 2008)
10.13
Form of Warrant to Purchase Common Stock, issued November 13, 2008 by and among Lime and various investors, including Lime officers and directors (Incorporated herein by reference to Exhibit 4.2 of our Current Report on Form 8-K filed on November 18, 2008)
10.14	Stock Purchase Agreement dated November 14, 2008 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on November 18, 2008)
10.15	Organic Farm Marketing, LLC Convertible Note (Incorporated herein by reference to Exhibit 10.21 of Advanced Biotherapy, Inc.'s Current Report on Form 8-K filed on December 31, 2007) (File No. 0-26323)
10.16.1
Third Amended and Restated Mortgage, Assignment of Rents and Security Agreement dated December 13, 2005 by Lime and American Chartered Bank (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on December 15, 2005)
10.16.2
Fourth Modification to Mortgage, Assignment of Rents and Security Agreement dated December 28, 2006 by Lime and American Chartered Bank (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on December 29, 2006)
10.16.3
Fifth Modification to Mortgage, Assignment of Rents and Security Agreement dated December 17, 2007 by Lime and American Chartered Bank (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on December 18, 2007)
10.16.4
Third Amended and Restated Mortgage Note dated December 17, 2007 by Lime and American Chartered Bank (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on December 18, 2007)

Exhibit Number	Description of Exhibit
10.17.1	Commercial Lease Agreement dated December 15, 2005 by and between P.A..N.D.A. Investments and Parke Industries (Incorporated herein by reference to Exhibit 10.17.1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and filed on March 11, 2009)
10.17.2
First Amendment to Commercial Lease Agreement dated June 30, 2006 by and between M&D Investments and Parke Industries, LLC (Incorporated herein by reference to Exhibit 10.6 of our Current Report on Form 8-K filed on July 6, 2006)
10.18.1+	Employment Agreement, dated as of January 23, 2006, between Lime and David R. Asplund (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on February 22, 2006)
10.18.2+
Amendment to Employment Agreement with David R. Asplund dated January 25, 2007 (Incorporated herein by reference to Exhibit 10.18.2 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and filed on March 11, 2009)
10.18.3+
Second Amendment to Employment Agreement dated October 1, 2007 between Lime and David R. Asplund. (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on October 2, 2007)
10.18.4+	Employee Stock Option Agreement dated July 11, 2006 between Lime and David R. Asplund (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on July 17, 2006)
10.19.1+
Employment Agreement dated as of June 30, 2006 between Parke Acquisition, LLC and Daniel W. Parke (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on July 6, 2006)
10.19.2+
Amendment to Employment Agreement dated October 1, 2007 between Parke Acquisition, LLC and Daniel W. Parke (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on October 2, 2007)
10.19.3+	Employee Stock Option Agreement dated June 30, 2006 between Lime and Daniel W. Parke (Incorporated herein by reference to Exhibit 10.5 of our Current Report on Form 8-K filed on July 6, 2006)
10.19.4+	Employee Stock Option Agreement dated July 11, 2006 between Lime and Daniel W. Parke (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on July 17, 2006)
10.19.5+
Second Amendment to Employment Agreement dated July 1, 2009 between Parke Acquisition, LLC and Daniel W. Parke (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on August 7. 2009)
10.20.1+
Employment Agreement, dated as of August 15, 2006, between Electric City Corp. and Jeffrey R. Mistarz (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on August 18, 2006)
10.20.2+
Amendment to Employment Agreement dated October 1, 2007 between Lime and Jeffrey R. Mistarz. (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on October 2, 2007)
10.20.3+	Employee Option Agreement dated August 15, 2006 between Lime and Jeffrey R. Mistarz (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on August 18, 2006)

Exhibit Number	Description of Exhibit
10.20.4+	Employee Stock Option Agreement dated July 11, 2006 between Lime and Jeffrey R. Mistarz (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on July 17, 2006)
10.21
Employment Agreement, dated as of June 10, 2008, between Applied Energy Management, Inc. and John O'Rourke (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on March 9, 2009)
10.22.1+
Employment Agreement dated May 3, 2005 between Maximum Performance Group, Inc. and Leonard Pisano (Incorporated herein by reference to Exhibit 10.31 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and filed on March 21, 2006)
10.22.2+	Employee Stock Option Agreement dated July 11, 2006 between Lime and Leonard Pisano (Incorporated herein by reference to Exhibit 10.4 of our Current Report on Form 8-K filed on July 17, 2006)
10.23+	Amended and Restated Directors Stock Option Plan (Incorporated herein by reference to Exhibit 4.3 of our Quarterly Report on Form 10-Q for the period ended March 31, 2004 and filed on May 13, 2004)
10.24+	2009 Management Incentive Compensation Plan (Incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on August 7, 2009)
10.25	2009 Note Issuance Agreement dated August 10, 2009 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on August 12, 2009)
10.26	2009 Revolving Line of Credit Note issued August 10, 2009 by Lime to Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on August 12, 2009)
10.27	2009 Security Agreement dated August 10, 2009 between Lime and Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on August 12, 2009)
10.28	Warrant to Purchase Common Stock issued August 10, 2009 by Lime to Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.4 of our Current Report on Form 8-K filed on August 12, 2009)
10.29	Warrant to Purchase Common Stock issued August 10, 2009 by Lime to Richard P. Kiphart (Incorporated herein by reference to Exhibit 10.5 of our Current Report on Form 8-K filed on August 12, 2009)
10.30
Asset Purchase Agreement dated as of August 10, 2009, between Elutions, Inc. and Maximum Performance Group, Inc. (Incorporated herein by reference to Exhibit 10.6 of our Current Report on Form 8-K filed on August 12, 2009)
21.1*	List of Subsidiaries
23.1**	Consent of BDO Seidman LLP
23.2**	Consent of BDO Seidman LLP
23.3**	Consent of Rutter Hobbs & Davidoff Incorporated (included in Exhibit 5.1)

Exhibit Number	Description of Exhibit
24.1**	Power of Attorney (included on signature page)

*
Filed herewith.

**
Previously filed.

+
Management contract or compensation plan or arrangement

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Explanatory Note
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 13. Other Expenses Of Issuance And Distribution
  Item 16. Exhibits
SIGNATURES
INDEX TO EXHIBITS